SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  August 14, 2003

(Date of earliest event reported)

CARDIMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22419	94-3177883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

47266 Benicia Street, Fremont, California 94538

(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code:  (510) 354-0300

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits

99.1    Press Release of Cardima, Inc. dated August 14, 2003.

Item 12.    Disclosure of Results of Operations and Financial Condition

On August 14, 2003, Cardima, Inc. issued an earnings release announcing its financial results for the second quarter ended June 30, 2003. A copy of the earnings release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Current Report and attached Exhibit are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report and attached Exhibit shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 14, 2003

CARDIMA, INC.

By:	/S/ GABRIEL B. VEGH
Gabriel B. Vegh Chairman of the Board and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit

99.1	Press release of Cardima, Inc. dated August 14, 2003